Exhibit 10.4

FIRST AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

RESIDENCE INN AUSTIN AIRPORT

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) dated effective August 31, 2017, is made by and between MB HOSPITALITY (AUSAP), LP, a Texas limited partnership (“Seller”), and CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (“Purchaser”).

RECITALS

A. Seller and Purchaser entered into that certain Purchase and Sale Agreement dated effective as of July 17, 2017 (the “Agreement”) in connection with the sale of certain property described therein.

B. Seller and Purchaser desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser do hereby agree that the Agreement is hereby amended as follows:

1. Wherever used in this Agreement, the following term shall have the meaning set forth below:

“Purchase Price” shall mean the sum of Twenty-Two Million Four Hundred Thousand and No/100 Dollars ($22,400,000.00), subject to adjustment and pro-rations as set forth in the Agreement.

2. All other terms and conditions of the Agreement not specifically modified or supplemented by this Amendment shall remain unchanged and in full force and effect, and the Agreement, as supplemented by this Amendment, is hereby ratified and confirmed. This Amendment (a) shall be governed, construed and enforced under the laws of the State in which the Property is located, (b) contains the entire understanding of the parties with respect to the provisions of the Agreement amended and supplemented hereby, (c) may not be modified except by a writing signed by both parties and (d) shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors and permitted assigns.

3. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control.

4. The parties agree that this Amendment may be transmitted between them electronically and the parties intend that an electronically transmitted Amendment containing either the original and/or copies of the signature of all parties shall constitute a binding Amendment. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original agreement and all of which when taken together shall be deemed to be one and the same agreement.

5. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Agreement.

[SIGNATURE PAGES FOLLOWS]

IN WITNESS WHEREOF, Seller has executed this Amendment as of the date set forth above.

SELLER:

MB HOSPITALITY (AUSAP), LP, a Texas limited partnership

By:	MB Hospitality (AUSAP) GP, LLC,
a Texas limited liability company, its general partner

	By:	/s/ Jeffrey T. Blackman
	Name:	Jeffrey T. Blackman
	Title:	President

PURCHASER:

CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership

By:	Condor Hospitality REIT Trust,
its general partner

	By:	/s/ Lauren E. Green
	Name:	Lauren E. Green
	Title:	Vice President

[Signature Page]

First Amendment to Purchase and Sale Agreement – Residence Inn Austin Airport